VIA EDGAR

September 19, 2019

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:     Touchstone Strategic Trust
File Nos. 002-80859 and 811-03651

Ladies and Gentlemen:

On behalf of Touchstone Strategic Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors that risk/return summary information as supplemented, dated August 29, 2019, to the Prospectus dated October 30, 2018, for the Touchstone Large Company Growth Fund (the “Fund”), a series of the Registrant. The purpose of the filing is to submit the 497(e) filing dated August 29, 2019, and effective August 29, 2019 (Accession No. 0000711080-19-000114) in XBRL for the Fund.

If you have any questions about this matter please contact me at 513.357.6029.

Sincerely,

TOUCHSTONE STRATEGIC TRUST

/s/ Meredyth A. Whitford-Schultz
Meredyth A. Whitford-Schultz
Secretary